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POST EFFECTIVE AMENDMENT                                           Exhibit 23.2


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS




We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 26, 1998 (Global TeleSystems Group, Inc.), in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-45915) and related Prospectus of Global TeleSystems Group, Inc. dated on or about July 7, 1998.


                                            /s/ Ernst & Young LLP


Vienna, Virginia
July 6, 1998